                                                                    Exhibit 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
              ---------------------------------------------------



To Board of Directors
Columbia Bancorp:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                        /s/ KPMG LLP
                                        KPMG LLP

Baltimore, Maryland
November 30, 1999